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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 25, 2004

Comarco, Inc.

(Exact name of registrant as specified in its charter)

California	000-05449	95-2088894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Cromwell, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (949) 599-7400

Not Applicable

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number
99.1	Press Release of Comarco, Inc., dated March 25, 2004.

Item 12.    Results of Operations and Financial Condition.

On March 25, 2004, Comarco, Inc. issued a press release announcing, among other things, its financial results for the fourth quarter and fiscal year ended January 31, 2004. The press release is incorporated by reference and a copy of the press release is attached hereto as Exhibit 99.1.

Note: The information contained in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMARCO, INC.
(Registrant)

Date	March 25, 2004	/s/ DANIEL R. LUTZ

(Signature)*
Daniel R. Lutz
Vice President and Chief Financial Officer

*Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release of Comarco, Inc., dated March 25, 2004.